UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-08025

Global Income Fund, Inc.
(Exact name of registrant as specified in charter)

11 Hanover Square, New York, NY	10005
(Address of principal executive offices)	(Zipcode)

John F. Ramírez, Esq.
11 Hanover Square
New York, NY 10005
(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-212-344-6310

Date of fiscal year end: 12/31

Date of reporting period: 1/1/10 - 12/31/10

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a current valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under clearance requirements of 44 U.S.C. sec. 3507.

Item 1. Report to Shareholders.

ANNUAL REPORT
December 31, 2010

Ticker:
GIFD

11 Hanover Square
New York, NY 10005

www.globalincomefund.net

COUNTRY ALLOCATION*

PORTFOLIO ANALYSIS*

Currency Allocation		Bond Ratings

		AAA	3%
U.S. Dollars**	83%	AA	4%
Euros	9%	A	10%
Australian Dollars	7%	BBB	4%
Canadian Dollars	1%	<BBB	1%
	100%	Non-bond investments	78%
			100%

*
Country allocation and portfolio analysis use approximate percentages of net assets and may not add up to 100% due to leverage or other assets, rounding, and other factors. Ratings are not a guarantee of credit quality and may change. U.S. allocation may include closed end funds that may invest in foreign securities.

**	May include allocation to closed end funds that may invest in securities denominated in foreign currencies.

GLOBAL INCOME
FUND	Ticker Symbol:	GIFD

11 Hanover Square, New York, NY 10005
www.globalincomefund.net

January 25, 2011

Dear Shareholders:

It is a pleasure to submit this 2010 Annual Report for Global Income Fund and to welcome our new shareholders who find the Fund's quality approach attractive.  The Fund’s primary and fundamental objective is to provide a high level of income, with a secondary, non-fundamental investment objective of capital appreciation. The Fund currently pursues its investment objectives by investing primarily in closed end funds that invest significantly in income producing securities and a global portfolio of investment grade fixed income securities.

In the 2010 year, the Fund enjoyed a strong total return based on net asset value of 19.60%, and an even greater total return based on market value of 21.07%, reflecting a reduced market price discount to net asset value. Recently, the Fund's net asset value per share was $5.04 and its share closing market price was $4.12. While investment return and value will vary and shares of the Fund may subsequently be worth more or less than their original cost, this represents an opportunity for investors to purchase the Fund's shares at a discount to their underlying net asset value.

Distribution Policy

Under the current managed distribution policy, distributions of approximately 5% of the Fund's net asset value per share on an annual basis are paid primarily from net investment income and any net realized capital gains, with  the balance representing return of capital. The estimated components of each quarterly distribution that includes a potential return of capital are provided to shareholders of record in a notice accompanying the distributions. In 2010, the Fund paid distributions from net investment income totaling $.22 per share, 100% from net  investment  income. The managed distribution policy is subject to review and may be canceled at any time by the Board of Directors and the amount of the distribution may vary depending on the Fund's net asset value per share at the time of declaration.

For those shareholders currently receiving the Fund's quarterly dividends in cash but are interested in adding to their account through the Fund's Dividend Reinvestment Plan, we encourage you to review the Plan set forth later in this document and contact the Fund’s Transfer Agent, who will be pleased to assist you, with no obligation on your part.

Global Report and Outlook

U.S. economic activity has been increasing at a moderate rate, according to a recent report of the U.S. Federal Reserve Open Market Committee (FOMC). Specifically, the pace of consumer spending picked up in the fourth quarter, exports rose, and the recovery in some business spending appeared to be continuing. In contrast, the FOMC sees residential and nonresidential construction activity as still “depressed.” Encouragingly, manufacturing production has shown recent gains, nonfarm businesses continued to add workers, while inflation expectations and trends are viewed by the FOMC as relatively benign. Unemployment levels, however, remain high.

In 2010 China, with the world’s second largest economy, after the United States, is estimated to have had GDP growth of around 10% and appears set to enjoy another year of strong growth in 2011. Yet, China also has problems with rising inflation and is suspected to be suffering from widespread non-performing debt at local levels. Meanwhile, Japan also showed healthy, if not as dramatic, economic recovery, with 2010 GDP growth estimated at approximately 3%.

Europe appears to be recovering slowly, although painfully. According to Eurostat, the European Union's statistics agency, the 16 country euro area is estimated to have had relatively weak, although improving, 1.7% GDP growth in 2010. But, annual inflation rose to 2.2% in December 2010, while the unemployment rate stood at 10.1% in the preceding month. Giving cause for some optimism, however, in November 2010 compared with October 2010, industrial new orders were up by 2.1% in the euro area.

Allocation Strategy

Given this comparatively benign economic environment, the Fund's strategy in 2010 included investing an increased percentage of its assets in closed end funds that invest significantly in income producing securities, while reducing its allocation to a global portfolio of investment grade fixed income securities denominated in major world currencies and issued by organizations across many countries. At year end, holdings of closed end funds and closed end fund business development companies comprised approximately 76% of the Fund's investments.  In its global portfolio of fixed income securities, the Fund held securities of sovereign nations, corporations, and other organizations based in the Netherlands, Austria, Mexico, Australia, Cyprus, South Korea, Canada, and the United States. Approximately 98% of the Fund's bond investments are considered investment grade by actual or deemed rating.  Of the Fund's net assets, approximately 83% were denominated in U.S. dollars, 9% in euros, 7% in Australian dollars, and 1% in Canadian dollars, although it should be noted that some of the closed end funds owned by Global Income Fund may invest in securities denominated in foreign currencies.

The outlook, according to the International Monetary Fund (IMF), is for global output to expand by about 4.5% in 2011. Interestingly, the IMF believes that the advanced economies' growth will slow to 2.5% from 3.0% last year, while emerging markets may see 6.5% growth, down from 7.1% in 2010. In view of these possible trends, we expect that a quality, globally approach with allocations to emerging markets may provide satisfactory results.

Quality and Flexibility

Our review of the markets indicates that the Fund has benefitted from its quality and flexible portfolio strategy by holding closed end funds that invest significantly in income producing securities, as well as income producing investments in multiple currencies. We note, however, that a sound investment strategy for investors seeking income should consider other types of asset classes when appropriate in view of, and proportional to, the perceived and acceptable risks.

As always, we are grateful to the Fund's long standing shareholders for their continuing support.

Sincerely,

Thomas B. Winmill
President

SCHEDULE OF PORTFOLIO INVESTMENTS – DECEMBER 31, 2010

Shares		Cost	Value
	CLOSED END FUNDS (62.21%)
	United States
135,000	AllianceBernstein Income Fund, Inc	$1,061,384	$1,070,550
110,488	Alpine Global Premier Properties Fund	676,590	783,360
100,000	BlackRock Credit Allocation Income Trust I, Inc	908,295	915,000
90,000	BlackRock Credit Allocation Income Trust III, Inc	1,019,233	946,800
104,900	BlackRock Income Trust, Inc	609,177	717,516
117,012	Calamos Strategic Total Return Fund	1,033,149	1,083,531
97,141	Cohen & Steers Dividend Majors Fund, Inc	1,076,946	1,258,947
72,871	Cohen & Steers Infrastructure Fund, Inc	984,177	1,196,542
40,934	Cohen & Steers Quality Income Realty Fund, Inc	250,489	354,079
601,720	DCA Total Return Fund	1,579,340	2,075,934
209,827	First Trust Strategic High Income Fund III	907,087	912,747
54,000	Gabelli Dividend & Income Trust (a)	898,496	829,440
144,783	Helios Advantage Income Fund, Inc	887,852	1,107,590
42,000	John Hancock Bank and Thrift Opportunity Fund	631,158	723,240
64,592	Lazard World Dividend & Income Fund, Inc	732,620	828,069
28,297	LMP Capital & Income Fund Inc.	282,900	352,298
89,982	Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund	1,057,200	1,302,939
63,369	Macquarie Global Infrastructure Total Return Fund Inc	1,023,476	1,095,016
73,330	NFJ Dividend, Interest & Premium Strategy Fund	1,018,338	1,284,008
62,000	Nuveen Diversified Dividend and Income Fund	618,254	675,180
59,477	RMR Real Estate Fund	808,673	1,772,415
74,453	RiverSource LaSalle International Real Estate Fund Inc	642,099	699,858
60,000	Western Asset Global Corporate Defined Opportunity Fund Inc	1,071,197	1,075,800

	Total closed end funds	19,778,130	23,060,859

Principal Amount (b)
	DEBT SECURITIES (21.96%)
	Australia (2.77%)
A$500,000	Telstra Corp. Ltd., 6.25% Senior Notes, due 4/15/15	365,869	502,348
A$500,000	Telstra Corp. Ltd., 7.25% Senior Notes, due 11/15/12 (a)	392,327	522,637
		758,196	1,024,985
	Austria (3.62%)
€ 1,000,000	Republic of Austria, 5.25% Euro Medium Term Notes, due 1/04/11 (a)	1,282,616	1,341,544

	Canada (5.18%)
C$500,000	Molson Coors Capital Finance, 5.00% Guaranteed Notes,
	due 9/22/15 (a)	447,225	532,879
A$1,350,000	Province of Ontario, 5.50% Euro Medium Term Notes, due 7/13/12 (a)	1,037,522	1,386,937
		1,484,747	1,919,816
	Cyprus (1.77%)
€ 500,000	Republic of Cyprus, 4.375% Euro Medium Term Notes, due 7/15/14	619,210	657,405

See notes to financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS – DECEMBER 31, 2010

Principal Amount (b)		Cost	Value
	DEBT SECURITIES (continued)
	Mexico (3.00%)
1,000,000	United Mexican States, 5.625% Notes, due 1/15/17 (a)	$985,130	$1,111,000

	Netherlands (3.72%)
€1,000,000	ING Bank N.V., 5.50% Euro Medium Term Notes, due 1/04/12	1,307,769	1,379,892

	South Korea (1.46%)
500,000	Korea Development Bank, 5.75% Notes, due 9/10/13 (a)	505,005	542,564

	United States (0.44%)
203,312	CIT RV Trust 1998-A B 6.29% Subordinated Bonds, due 1/15/17 (a)	206,599	162,614

	Total debt securities	7,149,272	8,139,820

	CLOSED END FUND BUSINESS DEVELOPMENT
Shares	COMPANIES (14.03%)

	United States
131,389	Kohlberg Capital Corp	659,505	915,781
110,000	MCG Capital Corp	662,176	766,700
101,500	MVC Capital, Inc	980,236	1,481,900
129,294	NGP Capital Resources Co	919,594	1,189,505
48,591	Saratoga Investment Corp	1,057,161	848,399

	Total closed end fund business development companies	4,278,672	5,202,285

	PREFERRED STOCKS (1.98%)
	United States
4,000	BAC Capital Trust II, 7.00%	100,000	97,600
25,000	Corporate-Backed Trust Certificates, 8.20% (Motorola)	625,000	636,500

	Total preferred stocks	725,000	734,100

See notes to financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS – DECEMBER 31, 2010

Shares		Cost	Value

	MONEY MARKET FUND (less than 0.01%)
	United States
10	SSgA Money Market Fund, 7 day annualized yield 0.01%	$10	$10

	Total investments (100.18%)	$31,931,084	37,137,074

	Liabilities in excess of other assets (-0.18%)		(65,955)

	Net assets (100.00%)		$37,071,119

(a)	Fully or partially pledged as collateral on bank credit facility.

(b)	The principal amount is stated in U.S. dollars unless otherwise indicated.

Currency Symbols
A$	Australian Dollar
C$	Canadian Dollar
€	Euro

See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES December 31, 2010		STATEMENT OF OPERATIONS Year Ended December 31, 2010

ASSETS		INVESTMENT INCOME
Investments, at value (cost: $31,931,084)	$37,137,074	Dividends	$1,688,333
Cash	218,372	Interest	463,803
Receivables
Interest	246,585	Total investment income	2,152,136
Dividends	216,623
Securities sold	198,699	EXPENSES
Other assets	12,471	Investment management	237,977
		Legal	204,528
Total assets	38,029,824	Administrative services	89,509
		Bookkeeping and pricing	44,477
LIABILITIES		Directors	24,769
Bank line of credit	854,520	Auditing	20,935
Payables		Interest and fees on bank credit facility	13,373
Accrued expenses	72,199	Shareholder communications	13,097
Investment management	21,580	Insurance	10,320
Administrative services	10,406	Custodian	9,869
		Other	6,386
Total liabilities	958,705	Transfer agent	5,900

NET ASSETS	$37,071,119	Total expenses	681,140

NET ASSET VALUE PER SHARE		Net investment income	1,470,996
(applicable to 7,412,095 shares
outstanding: 20,000,000 shares of $.01		REALIZED AND UNREALIZED GAIN (LOSS)
par value authorized)	$5.00	Net realized gain (loss)
		Investments	2,456,073
NET ASSETS CONSIST OF		Foreign currencies	7,677
Paid in capital	$33,271,398	Short sales	(4,296)
Accumulated undistributed net investments		Net unrealized appreciation (depreciation)
Income	129,680	Investments	3,045,584
Accumulated net realized loss on		Translation of assets and liabilities
investments and foreign currencies	(1,547,640)	in foreign currencies	(1,100,331)
Net unrealized appreciation on
investments and foreign currencies	5,217,681	Net realized and unrealized gain	4,404,707

	$37,071,119	Net change in net assets
		resulting from operations	$5,875,703

See notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
For the Years Ended December 31, 2010 and 2009

	2010	2009

OPERATIONS
Net investment income	$1,470,996	$1,519,973
Net realized gain (loss)	2,459,454	(1,542,455)
Unrealized appreciation	1,945,253	7,581,905

Net increase in net assets resulting from operations	5,875,703	7,559,423

DISTRIBUTIONS TO SHAREHOLDERS
Distributions from ordinary income ($0.22 and $0.235 per share, respectively)	(1,630,219)	(1,740,436)

CAPITAL SHARE TRANSACTIONS
Reinvestment of distributions to shareholders (3,212 and 5,006 shares, respectively)	12,144	15,554

Total change in net assets	4,257,628	5,834,541

NET ASSETS
Beginning of year	32,813,491	26,978,950

End of year	$37,071,119	$32,813,491

Undistributed net investment income included in net assets	$129,680	$345,096

See notes to financial statements.

STATEMENT OF CASH FLOWS
Year Ended December 31, 2010

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$5,875,703
Adjustments to reconcile change in net assets resulting from operations to net cash provided by (used in) operating activities:
Proceeds from sales of long term investments	19,063,734
Purchase of long term investments	(18,565,717)
Net purchases of short term investment securities	4,372
Unrealized appreciation of investments and foreign currencies	(1,930,142)
Net realized gain on sales of investments, short sales, and foreign currencies	(2,459,454)
Buy to cover investments held short	(485,000)
Proceeds from securities sold short	480,704
Amortization of premium net of accretion of discount of investments	66,869
Increase in receivable for investments sold	(198,699)
Decrease in interest receivable	138,977
Increase in dividends receivable	(122,188)
Increase in other assets	(1,722)
Increase in accrued expenses	9,377
Decrease in investment management fee payable	2,365
Increase in administrative services payable	1,056

Net cash provided by operating activities	1,880,235

CASH FLOWS FROM FINANCING ACTIVITIES
Cash distributions paid	(1,618,075)
Repayment of bank line of credit	(43,788)

Net cash used in financing activities	(1,661,863)

Net change in cash	218,372

CASH
Beginning of year	--
End of year	$218,372

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid for interest and fees on bank credit facility	$11,925
Non-cash financing activities not included herein consisted of reinvestment of distributions	$12,144

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS - DECEMBER 31, 2010

1. Organization and Significant Accounting Policies

Global Income Fund, Inc., a Maryland corporation registered under the Investment Company Act of 1940, as amended (the “Act”), is a non-diversified, closed end management investment company, whose shares are quoted over the counter under the ticker symbol GIFD. The Fund’s investment objectives are primarily to provide a high level of income and, secondarily, capital appreciation. The Fund retains CEF Advisers, Inc. as its Investment Manager.

The following is a summary of the Fund’s significant accounting policies.

Security Valuation – Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Most equity securities for which the primary market is the United States are valued at the official closing price, last sale price or, if no sale has occurred, at the closing bid price. Most equity securities for which the primary market is outside the United States are valued using the official closing price or the last sale price in the principal market in which they are traded. If the last sale price on the local exchange is unavailable, the last evaluated quote or closing bid price normally is used.  Certain of the securities in which the Fund invests are priced through pricing services that may utilize a matrix pricing system which takes into consideration factors such as yields, prices, maturities, call features, and ratings on comparable securities. Bonds may be valued according to prices quoted by a bond dealer that offers pricing services. Open end investment companies are valued at their net asset value.   Securities for which quotations are not readily available or reliable and other assets may be valued as determined in good faith by the Investment Manager under the direction of or pursuant to procedures established by the Fund’s Board of Directors.  Due to the inherent uncertainty of valuation, these values may differ from the values that would have been used had a readily available market for the securities existed. These differences in valuation could be material. A security’s valuation may differ depending on the method used for determining value. The use of fair value pricing by the Fund may cause the net asset value of its shares to differ from the net asset value that would be calculated using market prices.

Foreign Currency Translation – Securities denominated in foreign currencies are translated into U.S. dollars at prevailing exchange rates. Realized gain or loss on sales of such investments in local currency terms is reported separately from gain or loss attributable to a change in foreign exchange rates for those investments.

Foreign Currency Contracts – Forward foreign currency contracts are marked to market and the change in market value is recorded by the Fund as an unrealized gain or loss.  When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.  The Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably.

Investments in Other Investment Companies – The Fund may invest in shares of other investment companies (or entities that would be considered investment companies but are excluded from the definition pursuant to certain exceptions under the Act) (the “Acquired Funds”) in accordance with the Act and related rules.  Shareholders in the Fund bear the pro rata portion of the fees and  expenses of the Acquired Funds in addition to the Fund’s expenses.  Expenses incurred by the Fund that are disclosed in the Statement of Operations do not include fees and expenses incurred by the Acquired Funds.  The fees and expenses of the Acquired Funds are included in the Fund’s total returns.

Short Sales – The Fund may sell a security it does not own in anticipation of a decline in the value of the security. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker/dealer through which it made the short sale. The Fund is liable for any dividends or interest paid on securities sold short. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale. Securities sold short result in off balance sheet risk as the Fund’s ultimate obligation to satisfy the terms of the sale of securities sold short may exceed the amount recognized in the Statement of Assets and Liabilities.

Investment Transactions – Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed).  Realized gains or losses are determined by specifically identifying the cost basis of the investment sold.

Investment Income – Interest income is recorded on the accrual basis.  Amortization of premium and accretion of discount on debt securities are included in interest income.  Dividend income is recorded on the ex-dividend date. Taxes withheld on income from foreign securities have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

NOTES TO FINANCIAL STATEMENTS (Continued)

Expenses – Estimated expenses are accrued daily. Expenses directly attributable to the Fund are charged to the Fund.  Expenses borne by the complex of related investment companies, which includes open end and closed end investment companies for which the Investment Manager and its affiliates serve as investment manager, that are not directly attributed to the Fund are allocated among the Fund and the other investment companies in the complex on the basis of relative net assets, except where a more appropriate allocation of expenses can be made fairly.

Expense Reduction Arrangement – Through arrangements with the Fund’s custodian and cash management bank, credits realized as a result of uninvested cash balances are used to reduce custodian expenses. No credits were realized by the Fund during the period.

Distributions to Shareholders – Distributions to shareholders are determined in accordance with income tax regulations and recorded on the ex-dividend date.

Income Taxes – No provision has been made for U.S. income taxes because the Fund’s current intention is to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute to its shareholders substantially all of its taxable income and net realized gains.  Foreign securities held by the Fund may be subject to foreign taxation.  Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund has reviewed its tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on federal, state, and local income tax returns for open tax years (2007 – 2009), or expected to be taken in the Fund’s 2010 tax returns.

Use of Estimates – In preparing financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”), management makes estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period.  Actual results could differ from those estimates.

Indemnifications – The Fund indemnifies its officers and directors from certain liabilities that might arise from their performance of their duties for the Fund.  Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which may provide general indemnifications.  The Fund’s maximum exposure under these arrangements is unknown as it involves future claims that may be made against the Fund under circumstances that have not occurred.

Recently Issued Accounting Standards Updates – In January 2010, the Financial Accounting Standard Board released Accounting Standards Update (“ASU”) No. 2010-06, Improving Disclosures about Fair Value Measurements. Among the new disclosures and clarifications of existing disclosures the ASU requires the Fund to disclose separately the amounts of significant transfers in and out of Level 1 and Level 2 fair value measurements and to describe the reasons for the transfers. Significance shall be judged with respect to total earnings and total assets or total liabilities. The ASU requires the Level 3 roll forward reconciliation of beginning and ending balances to be prepared on a gross basis, in particular separately presenting information about purchases, sales, issuances, and settlements. The ASU also requires disclosure of the reasons for significant transfers in and out of Level 3.  The Fund adopted the ASU on January 1, 2010, except for the Level 3 gross basis roll forward reconciliation which is effective for fiscal years beginning after December 15, 2010 and for interim periods within those fiscal years.

NOTES TO FINANCIAL STATEMENTS (Continued)

2. Fees and Transactions with Related Parties

The Fund retains the Investment Manager pursuant to an Investment Management Agreement (“IMA”). Under the terms of the IMA, the Investment Manager receives a management fee, payable monthly, based on the average daily net assets of the Fund at an annual rate of 7/10 of 1% of the first $50 million, 5/8 of 1% over $50 million to $150 million, and 1/2 of 1% over $150 million. Certain officers and directors of the Fund are officers and directors of the Investment Manager. Pursuant to the IMA, the Fund reimburses the Investment Manager for providing at cost certain administrative services comprised of compliance and accounting services. For the year ended December 31, 2010, the Fund incurred total administrative costs of $89,509, comprised of $56,755 and $32,754 for compliance and accounting services, respectively.

3. Distributions to Shareholders and Distributable Earnings

The tax character of distributions paid to shareholders for the year ended December 31, 2010 in the amount of $1,630,219 was comprised of ordinary income.

As of December 31, 2010, the components of distributable earnings on a tax basis were as follows:

Undistributed net investment income	$34,368
Unrealized appreciation on investments and foreign currencies	5,311,261
Capital loss carryovers	(1,545,908)
$3,799,721

Federal income tax regulations permit post-October net capital losses, if any, to be deferred and recognized on the tax return of the next succeeding taxable year.

GAAP requires certain components of net assets to be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.  For the year ended December 31, 2010, permanent differences between book and tax accounting have been reclassified as follows:

Increase in Undistributed Net Investment Income	Increase in Net Realized Loss on Investments and Foreign Currencies	Increase in Paid in Capital
$7,677	$(7,677)	$0

As of December 31, 2010, the Fund had a net capital loss carryover that may be used to offset future realized capital gains for federal income tax purposes of $1,545,908 which expires in 2017.

4. Fair Value Measurements

The Fund uses a three level hierarchy for fair value measurements based on the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances.  The Fund’s investment in its entirety is assigned a level based upon the inputs which are significant to the overall valuation.

NOTES TO FINANCIAL STATEMENTS (Continued)

The inputs or methodology used for valuing investments are not an indication of the risk associated with investing in those securities.  The hierarchy of inputs is summarized below.

Level	1	- unadjusted quoted prices in active markets for identical assets or liabilities including securities actively traded on a securities exchange.
Level	2
- observable inputs other than quoted prices included in level 1 that are observable for the asset or liability which may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level	3	- unobservable inputs for the asset or liability including the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability.

The following is a summary of the inputs used as of December 31, 2010 in valuing the Fund’s assets carried at fair value.  Refer to the Schedule of Portfolio Investments for detailed information on specific investments.

	Level 1	Level 2	Level 3	Total
Assets
Closed end funds
United States	$23,060,859	$—	$—	$23,060,859
Debt securities
Australia	—	1,024,985	—	1,024,985
Austria	—	1,341,544	—	1,341,544
Canada	—	1,919,816	—	1,919,816
Cyprus	—	657,405	—	657,405
Mexico	—	1,111,000	—	1,111,000
Netherlands	—	1,379,892	—	1,379,892
South Korea	—	542,564	—	542,564
United States	—	162,614	—	162,614
Closed end fund business development companies
United States	5,202,285	—	—	5,202,285
Preferred stocks
United States	734,100	—	—	734,100
Money market fund
United States	10	—	—	10

Total investments	$28,997,254	$8,139,820	$—	$37,137,074

There were no transfers between Level 1 and Level 2 during the year ended December 31, 2010.

5. Securities Transactions

Purchases and sales/repayments/maturities of securities, excluding short sale transactions and short term investments, aggregated $18,565,717 and $19,063,734, respectively, for the year ended December 31, 2010. At December 31, 2010, for federal income tax purposes, the aggregate cost of securities was $31,931,084 and net unrealized appreciation was $5,205,990, comprised of gross unrealized appreciation of $5,602,626 and gross unrealized depreciation of $396,636.

6. Bank Credit Facility

The Fund, Foxby Corp., Midas Fund, Inc., and Midas Special Fund, Inc. (the “Borrowers”) have entered into a committed secured line of credit facility, which is subject to annual renewal, with State Street Bank and Trust Company (“SSB”), the Fund’s custodian.  Foxby Corp. is a closed end investment company managed by the

NOTES TO FINANCIAL STATEMENTS (Continued)

Investment Manager, and Midas Fund, Inc. and Midas Special Fund, Inc. are open end investment companies managed by an affiliate of the Investment Manager. The aggregate amount of the credit facility is $10,000,000. The borrowing of each Borrower is collateralized by the underlying investments of such Borrower. SSB will make revolving loans to a Borrower not to exceed in the aggregate outstanding at any time with respect to any one Borrower the least of $10,000,000, the maximum amount permitted pursuant to each Borrower’s investment policies, or as permitted under the Act. The commitment fee on this facility is 0.15% per annum on the unused portion of the commitment, based on a 360 day year. All loans under this facility will be available at the Borrower’s option of (i) overnight Federal funds or (ii) LIBOR (30, 60, 90 days), each as in effect from time to time, plus 1.50% per annum, calculated on the basis of actual days elapsed for a 360 day year. At December 31, 2010, there were investment securities pledged as collateral with a value of $6,429,614 and outstanding borrowings under the credit facility of $854,520. For the year ended December 31, 2010, the Fund’s weighted average interest rate under the credit facility was 1.92% based on its balances outstanding during the period and the Fund’s average daily amount outstanding during the period was $289,941.

7. Foreign Securities Risk

Investing in securities of foreign issuers involves special risks, including changes in foreign exchange rates and the possibility of future adverse political and economic developments, which could adversely affect the value of such securities. Moreover, securities in foreign issuers and markets may be less liquid and their prices more volatile than those of U.S. issuers and markets.

8. Capital Stock

At December 31, 2010, there were 7,412,095 shares of $.01 par value common stock outstanding (20,000,000 shares authorized). The shares issued and resulting increase in paid in capital in connection with reinvestment of distributions for the years ended December 31, 2010 and 2009 were as follows:

	2010	2009
Shares issued	3,212	5,006
Increase in paid in capital	$12,144	$15,554

9. Share Repurchase Program

In accordance with Section 23(c) of the Act, the Fund may from time to time repurchase its shares in the open market at the discretion of the Board of Directors and upon such terms as the Directors shall determine. During the years ended December 31, 2010 and 2009, the Fund did not repurchase any of its shares.

10. Other Information

The Fund may at times raise cash for investment by issuing shares through one or more offerings, including rights offerings. Proceeds from any such offerings will be invested in accordance with the investment objectives and policies of the Fund.

11. Subsequent Events

The Fund has evaluated subsequent events through the date the financial statements were issued and determined that no subsequent events have occurred that require additional disclosure in the financial statements.

FINANCIAL HIGHLIGHTS

	Year Ended December 31,
	2010	2009	2008	2007	2006

Per Share Operating Performance
(for a share outstanding throughout
each period)
Net asset value, beginning of period	$4.43	$3.64	$4.60	$4.38	$4.33
Income from investment operations:
Net investment income (1)	.20	.21	.19	.13	.13
Net realized and unrealized gain (loss)
on investments	.59	.82	(.91)	.31	.20

Total income from investment operations	.79	1.03	(.72)	.44	.33
Less distributions:
Net investment income	(.22)	(.24)	(.24)	(.17)	(.13)
Return of capital	–	–	-	(.05)	(.15)

Total distributions	(.22)	(.24)	(.24)	(.22)	(.28)

Net asset value, end of period	$5.00	$4.43	$3.64	$4.60	$4.38

Market value, end of period	$4.17	$3.65	$2.70	$3.90	$4.18

Total Return (2)
Based on net asset value	19.60%	31.03%	(14.94)%	11.00%	8.43%
Based on market price	21.07%	45.55%	(25.58)%	(1.39)%	13.43%

Ratios/Supplemental Data (3)
Net assets, end of period (000’s omitted)	$37,071	$32,813	$26,979	$34,057	$32,362
Ratio of total expenses to average net assets	2.00%	1.62%	1.68%	1.77%	1.89%
Ratio of net expenses to average net assets	2.00%	1.62%	1.68%	1.77%	1.89%
Ratio of net expenses excluding loan
interest and fees to average net assets	1.96%	1.56%	1.66%	1.75%	1.87%
Ratio of net investment income to
average net assets	4.33%	5.23%	4.31%	2.91%	2.71%
Portfolio turnover rate	55%	48%	21%	10%	17%

(1)	The per share amounts were calculated using the average number of common shares outstanding during the period.

(2)
Total return on a market value basis is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Fund’s Dividend Reinvestment Plan. Generally, total return on a net asset value basis will be higher than total return on a market value basis in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total return on a net asset value basis will be lower than total return on a market value basis in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total return calculated for a period of less than one year is not annualized. The calculation does not reflect brokerage commissions, if any.

(3)	Expense and income ratios for 2008, 2009, and 2010, do not include expenses incurred by the Acquired Funds in which the Fund invests.

See notes to financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of Global Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Global Income Fund, Inc., including the schedule of portfolio investments as of December 31, 2010 and the related statement of operations and of cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years indicated thereon.  These financial statements and financial highlights are the responsibility of the Fund’s management.  Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting.  Accordingly, we express no such opinion.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2010 by correspondence with the custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Global Income Fund, Inc. as of December 31, 2010, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years indicated thereon, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
February 25, 2011

INVESTMENT OBJECTIVES AND POLICIES

The Fund’s primary investment objective of providing a high level of income is fundamental and may not be changed without shareholder approval.  The Fund is also subject to certain investment restrictions, set forth in its most recently effective Statement of Additional Information, that are fundamental and cannot be changed without shareholder approval.  The Fund’s secondary investment objective of capital appreciation and the other investment policies described herein, unless otherwise stated, are not fundamental and may be changed by the Board of Directors without shareholder approval.  Notice to shareholders of any change in the Fund’s secondary investment objective will be provided as required by law.

PROXY VOTING

The Fund’s Proxy Voting Guidelines, as well as its voting record for the most recent 12 months ended June 30, are available without charge by calling the Fund collect at 1-212-344-6310, on the SEC’s website at www.sec.gov, and on the Fund’s website at www.globalincomefund.net.

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund makes the Forms N-Q available on its website at www.globalincomefund.net.

GLOBALINCOMEFUND.NET

Visit us on the web at www.globalincomefund.net.  The site provides information about the Fund, including market performance, net asset value, dividends, press releases, and shareholder reports.  For further information, please email us at info@globalincomefund.net.

MANAGED DISTRIBUTIONS

The Board’s current policy is to provide investors with a stable quarterly distribution out of current income, supplemented by realized capital gains, and to the extent necessary, paid in capital. The Fund is subject to U.S. corporate, tax, and securities laws. Under U.S. tax accounting rules, the amount of distributable net income is determined on an annual basis and is dependent during the fiscal year on the aggregate gains and losses realized by the Fund and, to a lesser extent, the actual exchange rate between the U.S. dollar and the currencies in which Fund assets are denominated. Therefore, the exact amount of distributable income can only be determined as of the end of the Fund’s fiscal year. Under the Investment Company Act of 1940, as amended, however, the Fund is required to indicate the source of each distribution to shareholders. The Fund estimates that distributions for the fiscal period commencing January 1, 2011, including the distributions paid quarterly, will be comprised primarily from net investment income and the balance from paid in capital. This estimated distribution composition may vary from quarter to quarter because it may be materially impacted by future realized gains and losses on securities and fluctuations in the value of currencies in which Fund assets are denominated. After each fiscal year, a Form 1099-DIV will be sent to shareholders stating the amount and composition of distributions and providing information about their appropriate tax treatment.

Additional Information (Unaudited)

DIVIDEND REINVESTMENT PLAN
Terms and Conditions of the
2008 Amended Dividend Reinvestment Plan

1. Each shareholder (the “Shareholder”) holding shares of common stock (the “Shares”) of Global Income Fund, Inc. (the “Fund”) will automatically be a participant in the Dividend Reinvestment Plan (the “Plan”), unless the Shareholder specifically elects to receive all dividends and capital gains in cash paid by check mailed directly to the Shareholder by Illinois Stock Transfer Company, 209 West Jackson Blvd., Suite 903, Chicago, Illinois 60606, 1-800-757-5755, as agent under the Plan (the “Agent”). The Agent will open an account for each Shareholder under the Plan in the same name in which such Shareholder's shares of Common Stock are registered.

2. Whenever the Fund declares a capital gain distribution or an income dividend payable in Shares or cash, participating Shareholders will take the distribution or dividend entirely in Shares and the Agent will automatically receive the Shares, including fractions, for the Shareholder’s account in accordance with the following:

Whenever the Market Price (as defined in Section 3 below) per Share is equal to or exceeds the net asset value per Share at the time Shares are valued for the purpose of determining the number of Shares equivalent to the cash dividend or capital gain distribution (the “Valuation Date”), participants will be issued additional Shares equal to the amount of such dividend divided by the greater of the Fund’s net asset value per Share or 95% of the Fund’s Market Price per Share. Whenever the Market Price per Share is less than such net asset value on the Valuation Date, participants will be issued additional Shares equal to the amount of such dividend divided by the Market Price. The Valuation Date is the day before the dividend or distribution payment date or, if that day is not a business day, the next business day. If the Fund should declare a dividend or capital gain distribution payable only in cash, the Agent will, as purchasing agent for the participating Shareholders, buy Shares in the open market, or elsewhere, for such Shareholders' accounts after the payment date, except that the Agent will endeavor to terminate purchases in the open market and cause the Fund to issue the remaining Shares if, following the commencement of the purchases, the market value of the Shares exceeds the net asset value. These remaining Shares will be issued by the Fund at a price equal to the Market Price.

In a case where the Agent has terminated open market purchases and caused the issuance of remaining Shares by the Fund, the number of Shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for Shares purchased in the open market and the price at which the Fund issues remaining Shares. To the extent that the Agent is unable to terminate purchases in the open market before the Agent has completed its purchases, or remaining Shares cannot be issued by the Fund because the Fund declared a dividend or distribution payable only in cash, and the market price exceeds the net asset value of the Shares, the average Share purchase price paid by the Agent may exceed the net asset value of the Shares, resulting in the acquisition of fewer Shares than if the dividend or capital gain distribution had been paid in Shares issued by the Fund.

The Agent will apply all cash received as a dividend or capital gain distribution to purchase shares of common stock on the open market as soon as practicable after the payment date of the dividend or capital gain distribution, but in no event later than 45 days after that date, except when necessary to comply with applicable provisions of the federal securities laws.

3. For all purposes of the Plan: (a) the Market Price of the Shares on a particular date shall be the average of the volume weighted average sale prices or, if no sale occurred then the mean between the closing bid and asked quotations, for the Shares on each of the five trading days the Shares traded ex-dividend immediately prior to such date, and (b) net asset value per share on a particular date shall be as determined by or on behalf of the Fund.

Additional Information (Unaudited)

4. The open market purchases provided for herein may be made on any securities exchange on which the Shares are traded, in the over the counter market, or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within 45 days after the initial date of such purchase as herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Shareholder's account.

5. The Agent will hold Shares acquired pursuant to the Plan in noncertificated form in the Agent’s name or that of its nominee. At no additional cost, a Shareholder participating in the Plan may send to the Agent for deposit into its Plan account those certificate shares of the Fund in its possession. These Shares will be combined with those unissued full and fractional Shares acquired under the Plan and held by the Agent. Shortly thereafter, such Shareholder will receive a statement showing its combined holdings. The Agent will forward to the Shareholder any proxy solicitation material and will vote any Shares so held for the Shareholder only in accordance with the proxy returned by the Shareholder to the Fund. Upon the Shareholder's written request, the Agent will deliver to him or her, without charge, a certificate or certificates for the full Shares.

6. The Agent will confirm to the Shareholder each acquisition for the Shareholder’s account as soon as practicable but not later than 60 days after the date thereof. Although the Shareholder may from time to time have an individual fractional interest (computed to three decimal places) in a Share, no certificates for fractional Shares will be issued. However, dividends and distributions on fractional Shares will be credited to Shareholders’ accounts. In the event of a termination of a Shareholder’s account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the opening market value of the Shares at the time of termination.

7. Any stock dividends or split Shares distributed by the Fund on Shares held by the Agent for the Shareholder will be credited to the Shareholder’s account. In the event that the Fund makes available to the Shareholder the right to purchase additional Shares or other securities, the Shares held for a Shareholder under the Plan will be added to other Shares held by the Shareholder in calculating the number of rights to be issued to such Shareholder. Transaction processing may either be curtailed or suspended until the completion of any stock dividend, stock split, or corporate action.

8. The Agent’s service fee for handling capital gain distributions or income dividends will be paid by the Fund. The Shareholder will be charged a pro rata share of brokerage commissions on all open market purchases.

9. The Shareholder may terminate the account under the Plan by notifying the Agent. A termination will be effective immediately if notice is received by the Agent two days prior to any dividend or distribution payment date. If the request is received less than two days prior to the payment date, then that dividend will be invested, and all subsequent dividends will be paid in cash. Upon any termination the Agent will cause a certificate or certificates for the full Shares held for the Shareholder under the Plan and cash adjustment for any fraction to be delivered to the Shareholder.

10. These terms and conditions may be amended or supplemented by the Fund at any time or times but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to the Shareholder appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by the Shareholder unless, prior to the effective date thereof, the Agent receives written notice of the termination of such Shareholder’s account under the Plan. Any such amendment may include an appointment by the Fund of a successor agent in its place and stead under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent. Upon any such appointment of an Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Agent all dividends and distributions payable on Shares held in the Shareholder’s name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

Additional Information (Unaudited)

11. In the case of Shareholders, such as banks, brokers or nominees, which hold Shares for others who are the beneficial owners, the Agent will administer the Plan on the basis of the number of Shares certified from time to time by the Shareholders as representing the total amount registered in the Shareholder’s name and held for the account of beneficial owners who are to participate in the Plan.

12. The Agent shall at all times act in good faith and agree to use its best efforts within reasonable limits to insure the accuracy of all services performed under this agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless the errors are caused by its negligence, bad faith or willful misconduct or that of its employees.

13. Neither the Fund or the Agent will be liable for any act performed in good faith or for any good faith omission to act, including without limitation, any claim of liability arising out of (i) failure to terminate a Shareholder’s account, sell shares or purchase shares, (ii) the prices which shares are purchased or sold for the Shareholder’s account, and (iii) the time such purchases or sales are made, including price fluctuation in market value after such purchases or sales.

HISTORICAL DISTRIBUTION SUMMARY

	Investment	Return of
Period	Income	Capital	Total
2010	$0.220	$0.000	$0.220
2009	$0.235	$0.000	$0.235
2008	$0.240	$0.000	$0.240
2007	$0.170	$0.050	$0.220
2006	$0.130	$0.150	$0.280
2005	$0.200	$0.080	$0.280
2004	$0.245	$0.090	$0.335
2003	$0.220	$0.140	$0.360
2002	$0.280	$0.220	$0.500
2001	$0.360	$0.200	$0.560
2000	$0.420	$0.160	$0.580
6 Months Ended 12/31/99	$0.230	$0.070	$0.300
12 Months Ended 6/30/99	$0.550	$0.130	$0.680
12 Months Ended 6/30/98	$0.520	$0.320	$0.840

Additional Information (Unaudited)

STOCK DATA		2011 DISTRIBUTION DATES
Price (12/31/10)	$4.17	Declaration	Record	Payment
Net asset value (12/31/10)	$5.00	March 1	March 15	March 31
Discount	16.6%	June 1	June 15	June 30
Ticker	GIFD	September 1	September 15	September 30
		December 1	December 15	December 29

FUND INFORMATION

Investment Manager	Stock Transfer Agent and Registrar
CEF Advisers, Inc.	IST Shareholder Services
11 Hanover Square	209 West Jackson Blvd., Suite 903
New York, NY 10005	Chicago, IL 60606
www.cefadvisers.com	www.ilstk.com
1-212-344-6310	1-800-757-5755

Additional Information (Unaudited)

DIRECTORS AND OFFICERS

The following table sets forth certain information concerning the Directors currently serving on the Board of the Fund.  Unless otherwise noted, the address of record for the directors and officers is 11 Hanover Square, New York, New York 10005.

Name, Position(s) Held with Fund, Term of Office(1), Principal Occupation for Past Five Years, and Age	Director Since	Number of Portfolios in Investment Company Complex Overseen by Director(2)	Other Public Company Directorships Held by Director(3)

Class I:
PETER K. WERNER – Since 1996, he has been teaching, coaching, and directing a number of programs at The Governor's Academy of Byfield, MA. Currently, he serves as chair of the History Department. Previously, he held the position of Vice President in the Fixed Income Departments of Lehman Brothers and First Boston. His responsibilities included trading sovereign debt instruments, currency arbitrage, syndication, medium term note trading, and money market trading. He was born on August 16, 1959.	1997	6	0

Class II:
JAMES E. HUNT – He is a Limited Partner of Hunt Howe Partners LLC, executive recruiting consultants. He was born on December 14, 1930.	2004	6	0

Class III:
BRUCE B. HUBER, CLU, ChFC, MSFS – Retired. He is a former Financial Representative with New England Financial, specializing in financial, estate, and insurance matters. He is a member of the Board, emeritus, of the Millbrook School, and Chairman of the Endowment Board of the Community YMCA of Red Bank, NJ. He was born on February 7, 1930.	2004	6	0

Class IV:
THOMAS B. WINMILL, ESQ. (4) – He is President, Chief Executive Officer, and General Counsel of the Fund, the Investment Manager, the other investment companies in the Investment Company Complex, and of Winmill & Co. Incorporated and its affiliates (“WCI”). He is a member of the New York State Bar and the SEC Rules Committee of the Investment Company Institute. He is the son of Bassett S. Winmill. He was born on June 25, 1959.	1997	6	Eagle Bulk Shipping Inc.

Additional Information (Unaudited)

Name, Position(s) Held with Fund, Term of Office(1), Principal Occupation for Past Five Years, and Age	Director Since	Number of Portfolios in Investment Company Complex Overseen by Director(2)	Other Public Company Directorships Held by Director(3)

Class V:
BASSETT S. WINMILL(4) – He is Chairman of the Board of the Fund, the other investment company advised by the Investment Manager, and WCI. He is Chief Investment Strategist of the Investment Manager. He is a member of the New York Society of Security Analysts, the Association for Investment Management and Research, and the International Society of Financial Analysts. He is the father of Thomas B. Winmill. He was born on February 10, 1930.	1997	2	0

(1)  Directors not elected annually shall be deemed to be continuing in office until after the time at which an annual meeting is required to be held under Maryland law, the Fund’s Charter or Bylaws, the Act, or other applicable law.

(2)  The “Investment Company Complex” (“ICC”) is comprised of the Fund, Dividend and Income Fund, Inc., Foxby Corp., Midas Fund, Inc., Midas Perpetual Portfolio, Inc., and Midas Special Fund, Inc.  Foxby Corp. is advised by the Investment Manager. Dividend and Income Fund, Inc. and the Midas Funds are advised by affiliates of the Investment Manager.

(3)  Refers to directorships held by a director in any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or any company registered as an investment company under the Act, excluding those within the ICC.

(4)  He is an “interested person” of the Fund as defined in the Act due to his affiliation with the Investment Manager.

Messrs. Huber, Hunt, and Werner also serve on the Audit and Nominating Committees of the Board.  Mr. Thomas Winmill also serves on the Executive Committee of the Board.

The executive officers, other than those who serve as Directors, and their relevant biographical information are set forth below.

Name and Age	Position(s) Held with Fund, Term of Office*, Principal Occupation for the Past Five Years

Thomas O’Malley Born on July 22, 1958
Chief Accounting Officer, Chief Financial Officer, Treasurer, and Vice President since 2005. He is also Chief Accounting Officer, Chief Financial Officer, Treasurer, and Vice President of the ICC, the Investment Manager, and WCI. He is a certified public accountant.

John F. Ramirez, Esq. Born on April 29, 1977
Chief Compliance Officer, Vice President, and Secretary since 2005 and Associate General Counsel since 2009. He is also Chief Compliance Officer, Vice President, Associate General Counsel, and Secretary of the ICC, the Investment Manager, and WCI. He is a member of the Chief Compliance Officer Committee and Compliance Advisory Committee of the Investment Company Institute, and the New York State Bar.

*
Officers hold their positions with the Fund until a successor has been duly elected and qualifies. Officers are generally elected annually at the December meeting of the Board of Directors. The officers were last elected on December 8, 2010.

Additional Information (Unaudited)

Cautionary Note Regarding Forward Looking Statements - This report contains “forward looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward looking statements, which generally are not historical in nature. Forward looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Fund’s historical experience and its current expectations or projections indicated in any forward looking statements. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; closed end fund industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Fund’s filings with the SEC. You should not place undue reliance on forward looking statements, which speak only as of the date they are made. The Fund undertakes no obligation to update or revise any forward looking statements made herein. There is no assurance that the Fund’s investment objectives will be attained.

This report, including the financial statements herein, is transmitted to the shareholders of the Fund for their information.  The financial information included herein is taken from the records of the Fund.  This is not a prospectus, circular, or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.  Pursuant to Section 23 of the Investment Company Act of 1940, as amended, notice is hereby given that the Fund may in the future purchase shares of its own common stock in the open market.  These purchases may be made from time to time, at such times, and in such amounts, as may be deemed advantageous to the Fund, although nothing herein shall be considered a commitment to purchase such shares.

Additional Information (Unaudited)

GLOBAL
INCOME
FUND

11 Hanover Square
New York, NY 10005

Printed on recycled paper

GIFD - AR - 12/10

Item 2. Code of Ethics.

(a)
The registrant has adopted a code of ethics (the “Code”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	No information need be disclosed pursuant to this paragraph.

(c)	Not applicable.

(d)	Not applicable.

(e)	Not applicable.

(f)	The text of the Code can be viewed on the registrant’s website, www.globalincomefund.net, or a copy of the code may be obtained free of charge by calling collect 1-212-344-6310.

Item 3. Audit Committee Financial Expert.

                    The registrant’s Board of Directors has determined that it has three “audit committee financial experts” serving on its audit committee, each of whom are “independent” Directors: Bruce B. Huber, James E. Hunt, and Peter K. Werner. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4. Principal Accountant Fees and Services.

(a)
The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are as follows:

AUDIT FEES
2010 - $19,000
2009 - $19,000

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are as follows:

AUDIT RELATED FEES
2010 - $1,500
2009 - $1,500

Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements, including the issuance of a report on internal controls and review of periodic reporting.

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category are as follows:

TAX FEES
2010 - $1,500
2009 - $1,500

Tax fees include amounts related to tax compliance, tax planning, and tax advice.

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category are as follows:

ALL OTHER FEES
2010 - N/A
2009 - N/A

(e)
(1) Pursuant to the registrant’s Audit Committee Charter, the Audit Committee shall consider for pre-approval any audit and non-audit services proposed to be provided by the auditors to the registrant and any non-audit services proposed to be provided by such auditors to the registrant’s investment adviser, if the engagement relates directly to the registrant’s operations or financial reporting. In those situations when it is not convenient to obtain full Audit Committee approval, the Chairman of the Audit Committee is delegated the authority to grant pre-approvals of audit, audit-related, tax, and all other services so long as all such pre-approved decisions are reviewed with the full Audit Committee at its next scheduled meeting. Such pre-approval of non-audit services proposed to be provided by the auditors to the Fund is not necessary, however, under the following circumstances: (1) all such services do not aggregate to more than 5% of total revenues paid by the Fund to the auditor in the fiscal year in which services are provided; (2) such services were not recognized as non-audit services at the time of the engagement; and (3) such services are brought to the attention of the Audit Committee, and approved by the Audit Committee, prior to the completion of the audit.

(2) No services included in (b) - (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $23,500 and $23,000, respectively.

(h)
The registrant’s audit committee has determined that the provision of non-audit services that were rendered by accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

                   The registrant has a standing audit committee. The members of the audit committee are Bruce B. Huber, James E. Hunt, and Peter K. Werner.

Item 6. Schedule of Investments.

                   Included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Institutional Shareholder Services Inc.
2011 U.S. Proxy Voting Guidelines Concise Summary

 (Digest of Selected Key Guidelines)
January 3, 2011

Routine/Miscellaneous

Auditor Ratification

Vote FOR proposals to ratify auditors, unless any of the following apply:
  An auditor has a financial interest in or association with the company, and is therefore not independent;
  There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;
  Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or
  Fees for non-audit services (“Other” fees) are excessive.
Non-audit fees are excessive if:

  Non-audit (“other”) fees >audit fees + audit-related fees + tax compliance/preparation fees

Board of Directors

Voting on Director Nominees in Uncontested Elections

Votes on director nominees should be determined CASE-BY-CASE.

Four fundamental principles apply when determining votes on director nominees:

    1. Board Accountability

    2. Board Responsiveness

    3. Director Independence

    4. Director Competence

1. Board Accountability

VOTE WITHHOLD/AGAINST1 the entire board of directors (except new nominees2, who should be considered CASE-BY-CASE), for the following:

Problematic Takeover Defenses:

    1.1. The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election -- any or all appropriate nominees (except new) may be held accountable;

1 In general, companies with a plurality vote standard use “Withhold” as the valid contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

2 A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

    1.2. The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and five-year operational metrics. Problematic provisions include but are not limited to:

  A classified board structure;
  A supermajority vote requirement;
  Majority vote standard for director elections with no carve out for contested elections;
  The inability for shareholders to call special meetings;
  The inability for shareholders to act by written consent;
  A dual-class structure; and/or
  A non-shareholder approved poison pill.
    1.3. The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote withhold/against every year until this feature is removed;

    1.4. The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly-adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually-elected boards at least once every three years, and vote AGAINST or WITHHOLD votes from all nominees if the company still maintains a non-shareholder-approved poison pill. This policy applies to all companies adopting or renewing pills after the announcement of this policy (Nov 19, 2009);

    1.5. The board makes a material adverse change to an existing poison pill without shareholder approval.

Vote CASE-BY-CASE on all nominees if:

    1.6. the board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:

  The date of the pill‘s adoption relative to the date of the next meeting of shareholders- i.e. whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;
  The issuer‘s rationale;
  The issuer's governance structure and practices; and
  The issuer's track record of accountability to shareholders.
Problematic Audit-Related Practices

Generally, vote AGAINST or WITHHOLD from the members of the Audit Committee if:

    1.7. The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);

    1.8. The company receives an adverse opinion on the company’s financial statements from its auditor; or

    1.9. There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-BY-CASE on members of the Audit Committee and/or the full board if:

    1.10. Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether WITHHOLD/AGAINST votes are warranted.

Problematic Compensation Practices

Vote WITHHOLD/AGAINST the members of the Compensation Committee and potentially the full board if:

    1.11. There is a negative correlation between chief executive pay and company performance (see Pay for Performance Policy);

    1.12. The company reprices underwater options for stock, cash, or other consideration without prior shareholder approval, even if allowed in the company's equity plan;

    1.13. The company fails to submit one-time transfers of stock options to a shareholder vote;

    1.14. The company fails to fulfill the terms of a burn rate commitment made to shareholders;

    1.15. The company has problematic pay practices. Problematic pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

Governance Failures

Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board, due to:

    1.16. Material failures of governance, stewardship, or fiduciary responsibilities at the company;

    1.17. Failure to replace management as appropriate; or

    1.18. Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

2. Board Responsiveness

Vote WITHHOLD/AGAINST the entire board of directors (except new nominees, who should be considered CASE-BY-CASE), if:

    2.1. The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year;  or

    2.2. The board failed to act on a shareholder proposal that received approval of the majority of shares cast in the last year and one of the two previous years.

    2.3. The board failed to act on takeover offers where the majority of the shareholders tendered their shares; or

    2.4. At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.

3. Director Independence

Vote WITHHOLD/AGAINST Inside Directors and Affiliated Outside Directors (per the Categorization of Directors) when:

    3.1. The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

    3.2. The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

    3.3. The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or

    3.4. The full board is less than majority independent.

4. Director Competence

VOTE WITHHOLD/AGAINST the entire board of directors (except new nominees, who should be considered CASE-BY-CASE), if:

    4.1. The company’s proxy indicates that not all directors attended 75 percent of the aggregate board and committee meetings, but fails to provide the required disclosure of the names of the director(s) involved.

Generally vote AGAINST or WITHHOLD from individual directors who:

    4.2. Attend less than 75 percent of the board and committee meetings (with the exception of new nominees). Acceptable reasons for director(s) absences are generally limited to the following
  Medical issues/illness;
  Family emergencies; and
  If the director's total service was three meetings or fewer and the director missed only one meeting.
    These reasons for directors' absences will only be considered by ISS if disclosed in the proxy or another SEC filing. If the disclosure is insufficient to determine whether a director attended at least 75 percent of board and committee meetings in aggregate, vote AGAINST/WITHHOLD from the director.

Vote AGAINST or WITHHOLD from individual directors who:

    4.3. Sit on more than six public company boards; or

    4.4. Are CEOs of public companies who sit on the boards of more than two public companies besides their own-- withhold only at their outside boards.

Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

  Long-term financial performance of the target company relative to its industry;
  Management’s track record;
  Background to the proxy contest;
  Qualifications of director nominees (both slates);
  Strategic plan of dissident slate and quality of critique against management;
  Likelihood that the proposed goals and objectives can be achieved (both slates);
  Stock ownership positions.
Independent Chair (Separate Chair/CEO)

Generally vote FOR shareholder proposals requiring that the chairman’s position be filled by an independent director, unless the company satisfies all of the following criteria:

The company maintains the following counterbalancing governance structure:

  Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:
       -   presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;

       -    serves as liaison between the chairman and the independent directors;

       -    approves information sent to the board;

       -    approves meeting agendas for the board;

       -    approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;

       -    has the authority to call meetings of the independent directors;

       -    if requested by major shareholders, ensures that he is available for consultation and direct communication;

  Two-thirds independent board;
  All independent key committees;
  Established governance guidelines;
  A company in the Russell 3000 universe must not have exhibited sustained poor total shareholder return (TSR) performance, defined as one- and three-year TSR in the bottom half of the company’s four-digit GICS industry group (using Russell 3000 companies only), unless there has been a change in the Chairman/CEO position within that time. For companies not in the Russell 3000 universe, the company must not have underperformed both its peers and index on the basis of both one-year and three-year total shareholder returns, unless there has been a change in the Chairman/CEO position within that time;
  The company does not have any problematic governance or management issues, examples of which include, but are not limited to:
    -    Egregious compensation practices;

    -    Multiple related-party transactions or other issues putting director independence at risk;

    -    Corporate and/or management scandals;

    -    Excessive problematic corporate governance provisions; or

    -    Flagrant actions by management or the board with potential or realized negative impacts on shareholders.

Shareholder Rights & Defenses

Net Operating Loss (NOL) Protective Amendments

Vote AGAINST proposals to adopt a protective amendment for the stated purpose of protecting a company's net operating losses (“NOLs”) if the effective term of the protective amendment would exceed the shorter of three years and the exhaustion of the NOL.

Vote CASE-BY-CASE, considering the following factors, for management proposals to adopt an NOL protective amendment that would remain in effect for the shorter of three years (or less) and the exhaustion of the NOL:

  The ownership threshold (NOL protective amendments generally prohibit stock ownership transfers that would result in a new 5-percent holder or increase the stock ownership percentage of an existing 5-percent holder);
  The value of the NOLs;
  Shareholder protection mechanisms (sunset provision or commitment to cause expiration of the protective amendment upon exhaustion or expiration of the NOL);
  The company's existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and
  Any other factors that may be applicable.
Poison Pills- Management Proposals to Ratify Poison Pill

Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

  No lower than a 20% trigger, flip-in or flip-over;
  A term of no more than three years;
  No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;
  Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

Poison Pills- Management Proposals toRatify a Pill to Preserve Net Operating Losses (NOLs)

Vote AGAINST proposals to adopt a poison pill for the stated purpose of protecting a company's net operating losses (“NOLs”) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote CASE-BY-CASE on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

  The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);
  The value of the NOLs;
  Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);
  The company's existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and
  Any other factors that may be applicable.
Shareholder Ability to Act by Written Consent

Generally vote AGAINST management and shareholder proposals to restrict or prohibit shareholders' ability to act by written consent.

Generally vote FOR management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

  Shareholders' current right to act by written consent;
  The consent threshold;
  The inclusion of exclusionary or prohibitive language;
  Investor ownership structure; and
  Shareholder support of, and management's response to, previous shareholder proposals.
Vote CASE-BY-CASE on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

  An unfettered3 right for shareholders to call special meetings at a 10 percent threshold;
  A majority vote standard in uncontested director elections;
  No non-shareholder-approved pill; and
  An annually elected board.

3 "Unfettered" means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

Shareholder Ability to Call Special Meetings

Vote AGAINST management or shareholder proposals to restrict or prohibit shareholders’ ability to call special meetings.

Generally vote FOR management or shareholder proposals that provide shareholders with the ability to call special meetings taking into account the following factors:

  Shareholders’ current right to call special meetings;
  Minimum ownership threshold necessary to call special meetings (10% preferred);
  The inclusion of exclusionary or prohibitive language;
  Investor ownership structure; and
  Shareholder support of, and management’s response to, previous shareholder proposals.

CAPITAL/RESTRUCTURING

Common Stock Authorization

Vote FOR proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote AGAINST proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:
  Past Board Performance:
      -    The company's use of authorized shares during the last three years
  The Current Request:
      -    Disclosure in the proxy statement of the specific purposes of the proposed increase;
      -    Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and
      -    The dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns.
Preferred Stock Authorization

Vote FOR proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

  Past Board Performance:
      -    The company's use of authorized preferred shares during the last three years;
  The Current Request:
      -    Disclosure in the proxy statement of the specific purposes for the proposed increase;
      -    Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;
      -    In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company's need for shares and total shareholder returns; and
      -    Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.
Mergers and Acquisitions

Vote CASE –BY- CASE on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

  Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.
  Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.
  Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
  Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.
  Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.
  Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.
COMPENSATION

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1. Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2. Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

3. Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4. Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5. Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation- Management Proposals (Management Say-on-Pay)

Evaluate executive pay and practices, as well as certain aspects of outside director compensation CASE-BY-CASE.

Vote AGAINST management say on pay (MSOP) proposals, AGAINST/WITHHOLD on compensation committee members (or, in rare cases where the full board is deemed responsible, all directors including the CEO), and/or AGAINST an equity-based incentive plan proposal if:

  There is a misalignment between CEO pay and company performance (pay for performance);
  The company maintains problematic pay practices;
  The board exhibits poor communication and responsiveness to shareholders.
Voting Alternatives

In general, the management say on pay (MSOP) ballot item is the primary focus of voting on executive pay practices-- dissatisfaction with compensation practices can be expressed by voting against MSOP rather than withholding or voting against the compensation committee. However, if there is no MSOP on the ballot, then the negative vote will apply to members of the compensation committee. In addition, in egregious cases, or if the board fails to respond to concerns raised by a prior MSOP proposal, then vote withhold or against compensation committee members (or, if the full board is deemed accountable, all directors). If the negative factors involve equity-based compensation, then vote AGAINST an equity-based plan proposal presented for shareholder approval.

Additional CASE-BY-CASE considerations for the management say on pay (MSOP) proposals:
  Evaluation of performance metrics in short-term and long-term plans, as discussed and explained in the Compensation Discussion & Analysis (CD&A).  Consider the measures, goals, and target awards reported by the company for executives’ short- and long-term incentive awards: disclosure, explanation of their alignment with the company’s business strategy, and whether goals appear to be sufficiently challenging in relation to resulting payouts;
  Evaluation of peer group benchmarking used to set target pay or award opportunities. Consider the rationale stated by the company for constituents in its pay benchmarking peer group, as well as the benchmark targets it uses to set or validate executives’ pay (e.g., median, 75th percentile, etc.,) to ascertain whether the benchmarking process is sound or may result in pay “ratcheting” due to inappropriate peer group constituents (e.g., much larger companies) or targeting (e.g., above median); and

  Balance of performance-based versus non-performance-based pay. Consider the ratio of performance-based (not including plain vanilla stock options) vs. non-performance-based pay elements reported for the CEO’s latest reported fiscal year compensation, especially in conjunction with concerns about other factors such as performance metrics/goals, benchmarking practices, and pay-for-performance disconnects.
Primary Evaluation Factors for Executive Pay

Pay for Performance
Evaluate the alignment of the CEO’s pay with performance over time, focusing particularly on companies that have underperformed their peers over a sustained period. From a shareholders’ perspective, performance is predominantly gauged by the company’s stock performance over time. Even when financial or operational measures are utilized in incentive awards, the achievement related to these measures should ultimately translate into superior shareholder returns in the long-term.

Focus on companies with sustained underperformance relative to peers, considering the following key factors:
  Whether a company’s one-year and three-year total shareholder returns (“TSR”) are in the bottom half of its industry group (i.e., four-digit GICS – Global Industry Classification Group); and
  Whether the total compensation of a CEO who has served at least two consecutive fiscal years is aligned with the company’s total shareholder return over time, including both recent and long-term periods.
If a company falls in the bottom half of its four-digit GICS, further analysis of the CD&A is required to better understand the various pay elements and whether they create or reinforce shareholder alignment.  Also assess the CEO’s pay relative to the company’s TSR over a time horizon of at least five years. The most recent year-over-year increase or decrease in pay remains a key consideration, but there will be additional emphasis on the long term trend of CEO total compensation relative to shareholder return.  Also consider the mix of performance-based compensation relative to total compensation.  In general, standard stock options or time-vested restricted stock are not considered to be performance-based.  If a company provides performance-based incentives to its executives, the company is highly encouraged to provide the complete disclosure of the performance measure and goals (hurdle rate) so that shareholders can assess the rigor of the performance program.  The use of non-GAAP financial metrics also makes it very challenging for shareholders to ascertain the rigor of the program as shareholders often cannot tell the type of adjustments being made and if the adjustments were made consistently. Complete and transparent disclosure helps shareholders to better understand the company’s pay for performance linkage.

Problematic Pay Practices

If the company maintains problematic pay practices, generally vote:

  AGAINST management "say on pay" (MSOP) proposals;
  AGAINST/WITHHOLD on compensation committee members (or in rare cases where the full board is deemed responsible, all directors including the CEO):
      -    In egregious situations;
      -    When no MSOP item is on the ballot; or
      -    When the board has failed to respond to concerns raised in prior MSOP evaluations; and/or
  AGAINST an equity incentive plan proposal if excessive non-performance-based equity awards are the major contributors to a pay-for-performance misalignment.
The focus is on executive compensation practices that contravene the global pay principles, including:

  Problematic practices related to non-performance-based compensation elements;
  Incentives that may motivate excessive risk-taking; and
  Options Backdating.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

Pay elements that are not directly based on performance are generally evaluated CASE-BY-CASE considering the context of a company's overall pay program and demonstrated pay-for-performance philosophy.  Please refer to ISS' Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices.   The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

  Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
  Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;
  New or extended agreements that provide for:
      -    CIC payments exceeding 3 times base salary and average/target/most recent bonus;
      -    CIC severance payments without involuntary job loss or substantial diminution of duties ("single"  or "modified single" triggers);
      -    CIC payments with excise tax gross-ups (including "modified" gross-ups).
Incentives that may Motivate Excessive Risk-Taking

Assess company policies and disclosure related to compensation that could incentivize excessive risk-taking, for example:

  Multi-year guaranteed bonuses;
  A single performance metric used for short- and long-term plans;
  Lucrative severance packages;
  High pay opportunities relative to industry peers;
  Disproportionate supplemental pensions; or
  Mega annual equity grants that provide unlimited upside with no downside risk.
Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

Vote CASE-BY-CASE on options backdating issues. Generally, when a company has recently practiced options backdating, WITHHOLD from or vote AGAINST the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. When deciding on votes on compensation committee members who oversaw questionable options grant practices or current compensation committee members who fail to respond to the issue proactively, consider several factors, including, but not limited to, the following:

  Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
  Duration of options backdating;
  Size of restatement due to options backdating;
  Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and
  Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

A CASE-BY-CASE analysis approach allows distinctions to be made between companies that had “sloppy” plan administration versus those that acted deliberately and/or committed fraud, as well as those companies that subsequently took corrective action. Cases where companies have committed fraud are considered most egregious.

Board Communications and Responsiveness

Consider the following factors CASE-BY-CASE when evaluating ballot items related to executive pay:

  Poor disclosure practices, including:
      -    Unclear explanation of how the CEO is involved in the pay setting process;
      -    Retrospective performance targets and methodology not discussed;
      -    Methodology for benchmarking practices and/or peer group not disclosed and explained.
  Board’s responsiveness to investor input and engagement on compensation issues, for example:
      -    Failure to respond to majority-supported shareholder proposals on executive pay topics; or
      -    Failure to respond to concerns raised in connection with significant opposition to MSOP proposals.
Frequency of Advisory Vote on Executive Compensation (Management "Say on Pay")

Vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies' executive pay programs.

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

Vote CASE-BY-CASE on proposals to approve the company's golden parachute compensation, consistent with ISS' policies on problematic pay practices related to severance packages. Features that may lead to a vote AGAINST include:

  Recently adopted or materially amended agreements that include excise tax gross-up provisions (since prior annual meeting);
  Recently adopted or materially amended agreements that include modified single triggers (since prior annual meeting);
  Single trigger payments that will happen immediately upon a change in control, including cash payment and such items as the acceleration of performance-based equity despite the failure to achieve performance measures;
  Single-trigger vesting of equity based on a definition of change in control that requires only shareholder approval of the transaction (rather than consummation);
  Potentially excessive severance payments;
  Recent amendments or other changes that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders;
  In the case of a substantial gross-up from pre-existing/grandfathered contract: the element that triggered the gross-up (i.e., option mega-grants at low point in stock price, unusual or outsized payments in cash or equity made or negotiated prior to the merger); or
  The company's assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.  ISS would view this as problematic from a corporate governance perspective.

In cases where the golden parachute vote is incorporated into a company's separate advisory vote on compensation ("management "say on pay"), ISS will evaluate the "say on pay" proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

Equity-Based and Other Incentive Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

  The total cost of the company’s equity plans is unreasonable;
  The plan expressly permits the repricing of stock options/stock appreciate rights (SARs) without prior shareholder approval;
  The CEO is a participant in the proposed equity-based compensation plan and there is a disconnect between CEO pay and the company’s performance where over 50 percent of the year-over-year increase is attributed to equity awards (see Pay-for-Performance);
  The company’s three year burn rate exceeds the greater of 2% or the mean plus one standard deviation of its industry group but no more than two percentage points (+/-) from the prior-year industry group cap;
  Liberal Change of Control Definition: The plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur (e.g., upon shareholder approval of a transaction or the announcement of a tender offer); or
  The plan is a vehicle for problematic pay practices.
Shareholder Proposals on Compensation

Golden Coffins/Executive Death Benefits

Generally vote FOR proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals that the broad-based employee population is eligible.

Hold Equity Past Retirement or for a Significant Period of Time

Vote CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring senior executive officers to retain all or a significant portion of the shares acquired through compensation plans, either:
  while employed and/or for two years following the termination of their employment ; or
  for a substantial period following the lapse of all other vesting requirements for the award (“lock-up period”), with ratable release of a portion of the shares annually during the lock-up period.
The following factors will be taken into account:

  Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:
      -    Rigorous stock ownership guidelines;
      -    A holding period requirement coupled with a significant long-term ownership requirement; or
      -    A meaningful retention ratio;
  Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements;
  Post-termination holding requirement policies or any policies aimed at mitigating risk taking by senior executives;
  Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

A rigorous stock ownership guideline should be at least 10x base salary for the CEO, with the multiple declining for other executives. A meaningful retention ratio should constitute at least 50 percent of the stock received from equity awards (on a net proceeds basis) held on a long-term basis, such as the executive’s tenure with the company or even a few years past the executive’s termination with the company.

Vote CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring Named Executive Officers to retain 75% of the shares acquired through compensation plans while employed and/or for two years following the termination of their employment, and to report to shareholders regarding this policy. The following factors will be taken into account:

  Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:
      -    Rigorous stock ownership guidelines, or
      -    A holding period requirement coupled with a significant long-term ownership requirement, or
      -    A meaningful retention ratio,
  Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements.
  Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.
A rigorous stock ownership guideline should be at least 10x base salary for the CEO, with the multiple declining for other executives. A meaningful retention ratio should constitute at least 50 percent of the stock received from equity awards (on a net proceeds basis) held on a long-term basis, such as the executive’s tenure with the company or even a few years past the executive’s termination with the company.

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While ISS favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Social/Environmental Issues

Overall Approach

When evaluating social and environmental shareholder proposals, ISS considers the following factors:

  Whether adoption of the proposal is likely to enhance or protect shareholder value;
  Whether the information requested concerns business issues that relate to a meaningful percentage of the company's business as measured by sales, assets, and earnings;
  The degree to which the company's stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;
  Whether the issues presented are more appropriately/effectively dealt with through governmental or company-specific action;
  Whether the company has already responded in some appropriate manner to the request embodied in the proposal;
  Whether the company's analysis and voting recommendation to shareholders are persuasive;
  What other companies have done in response to the issue addressed in the proposal;
  Whether the proposal itself is well framed and the cost of preparing the report is reasonable;
  Whether implementation of the proposal’s request would achieve the proposal’s objectives;
  Whether the subject of the proposal is best left to the discretion of the board;
  Whether the requested information is available to shareholders either from the company or from a publicly available source; and

  Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.
Board Diversity

Generally vote FOR requests for reports on the company's efforts to diversify the board, unless:

  The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and
  The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.
Vote CASE-BY-CASE on proposals asking the company to increase the gender and racial minority representation on its board, taking into account:

  The degree of existing gender and racial minority diversity on the company’s board and among its executive officers;
  The level of gender and racial minority representation that exists at the company’s industry peers;
  The company’s established process for addressing gender and racial minority board representation;
  Whether the proposal includes an overly prescriptive request to amend nominating committee charter language;
  The independence of the company’s nominating committee;
  The company uses an outside search firm to identify potential director nominees; and
  Whether the company has had recent controversies, fines, or litigation regarding equal employment practices.
Gender Identity, Sexual Orientation, and Domestic Partner Benefits

Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would result in excessive costs for the company.

Generally vote AGAINST proposals to extend company benefits to, or eliminate benefits from domestic partners. Decisions regarding benefits should be left to the discretion of the company.

Greenhouse Gas (GHG) Emissions

Generally vote FOR proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:

  The company already provides current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;
  The company's level of disclosure is comparable to that of industry peers; and
  There are no significant, controversies, fines, penalties, or litigation associated with the company's GHG emissions.
Vote CASE-BY-CASE on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

  Overly prescriptive requests for the reduction in GHG emissions by specific amounts or within a specific time frame;
  Whether company disclosure lags behind industry peers;

  Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions;
  The feasibility of reduction of GHGs given the company’s product line and current technology and;
  Whether the company already provides meaningful disclosure on GHG emissions from its products and operations.
Environmental, Social, and Governance (ESG) Compensation-Related Proposals

Generally vote AGAINST proposals to link, or report on linking, executive compensation to environmental and social criteria such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, or predatory lending. However, the following factors will be considered:

  Whether the company has significant and persistent controversies or violations regarding social and/or environmental issues;
  Whether the company has management systems and oversight mechanisms in place regarding its social and environmental performance;
  The degree to which industry peers have incorporated similar non-financial performance criteria in their executive compensation practices; and
  The company‘s current level of disclosure regarding its environmental and social performance.
Generally vote AGAINST proposals calling for an analysis of the pay disparity between corporate executives and other non-executive employees. The value of the information sought by such proposals is unclear.

Political Contributions and Trade Associations Spending

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

  There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and
  The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.
Vote AGAINST proposals to publish in newspapers and public media the company's political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions and trade association spending considering:

  Recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and
  The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures of corporate assets.
Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

Labor and Human Rights Standards

Generally vote FOR proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.

Vote CASE-BY-CASE on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:

  The degree to which existing relevant policies and practices are disclosed;
  Whether or not existing relevant policies are consistent with internationally recognized standards;
  Whether company facilities and those of its suppliers are monitored and how;
  Company participation in fair labor organizations or other internationally recognized human rights initiatives;
  Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;
  Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;
  The scope of the request; and
  Deviation from industry sector peer company standards and practices.
Sustainability Reporting

Generally vote FOR proposals requesting the company to report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:

  The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or
  The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

Item 8. Portfolio Managers of Closed End Management Investment Companies.

            The registrant’s portfolio is managed by the investment adviser’s Investment Policy Committee (“IPC”). The following table provides information relating to each member and their role within the IPC.

Name	Title	Business Experience During Past 5 Years
Thomas B. Winmill	Chairman
President, Chief Executive Officer, and General Counsel of the registrant, the investment manager, the other investment companies (collectively, the “Investment Company Complex”) advised by the investment manager and its affiliates, and of Winmill & Co. Incorporated and its affiliates (“WCI”). He has served as a member of the IPC since 1990 and, as the current Chairman of the IPC, helps establish general investment guidelines.

Bassett S. Winmill	Chief Investment Strategist	Chairman of the Board of the registrant, the other investment company advised by the investment manager, and WCI.

John F. Ramírez	Director of Fixed Income
Secretary, Chief Compliance Officer, and Vice President of the registrant since 2005 and Associate General Counsel since 2009. He is also Secretary, Chief Compliance Officer, Vice President, and Associate General Counsel of the Investment Company Complex, the investment manager, and WCI.

Heidi Keating	Trading	Vice President of the registrant, the Investment Company Complex, the investment manager, and WCI.

Each member of the IPC receives compensation for his or her services. As of December 31, 2010, the IPC member compensation plan generally consists of base salary, employee benefits plan participation, qualified retirement plan participation, annual and asset level bonuses, certain prerequisites, and participation in equity based compensation plans. A portion of an IPC member’s compensation may be deferred based on criteria established by the investment manager, or at the election of the IPC member.

Each IPC member’s base salary is determined annually by level of responsibility and tenure at the investment manager or its affiliates. The primary components of each IPC member’s annual bonus are based on (i) number of weeks’ salary paid as annual bonuses to employees generally of the investment manager and its affiliates, and (ii) the financial performance of the investment manager and its affiliates. A subjective component of each IPC member’s annual bonus is based on the IPC member’s overall contribution to management of the investment manager and its affiliates. IPC members may receive an asset level bonus upon assets under management reaching certain levels. Each IPC member also may be compensated under equity based compensation plans linked to increases or decreases in the market value of the stock of the parent of the investment manager and its affiliates.

The IPC member compensation plan may give rise to potential conflicts of interest. Each IPC member’s base pay tends to increase with additional and more complex responsibilities often reflecting increased assets under management and marketing efforts, which together indirectly link compensation to sales of Fund shares. The asset level bonus, although intended to encourage above average investment performance and account servicing, as well as lower expense ratios may give rise to potential conflicts of interest by linking compensation to sales. The management of multiple Funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the Funds and accounts have different objectives, benchmarks, time horizons, and fees as the IPC member must allocate his or her time and investment ideas across multiple Funds and accounts. Each IPC member may execute transactions for one Fund or account that may adversely impact the value of securities held by another Fund. Securities selected for one Fund or accounts rather than another Fund may outperform the securities selected for the Fund. The management of personal accounts may give rise to potential conflicts of interest; there is no assurance that the Funds’ codes of ethics will adequately address such conflicts.  There may exist a conflict with respect to Mr. Ramirez' role on the IPC and his role as Chief Compliance Officer.

The following table provides information relating to other (non-registrant) accounts managed where the IPC member is jointly or primarily responsible for day to day management as of December 31, 2010. No IPC member manages such accounts or assets with performance based advisory fees, or other pooled investment vehicles.

IPC Members		Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Thomas B. Winmill	Number:	2	N/A	2
	Assets (millions):	$191	N/A	$9
Bassett S. Winmill	Number:	3	N/A	N/A
	Assets (millions):	$34	N/A	N/A
John F. Ramírez	Number:	1	N/A	2
	Assets (millions):	$14	N/A	$9
Heidi Keating	Number:	1	N/A	N/A
	Assets (millions):	$14	N/A	N/A

As of December 31, 2010, the dollar range of shares in the registrant beneficially owned by: Bassett S. Winmill was $10,001-$50,000; Thomas B. Winmill was $1-$10,000; John F. Ramírez was $1-$10,000; and Heidi Keating was $0.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

                     Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

                    There were no material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors made or implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.
407), or this Item.

Item 11. Controls and Procedures.

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's second fiscal quarter of the period covered by the report that have materially affected, or are likely to materially affect the registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940(17 CFR 270.360a-2) attached hereto as Exhibits EX-31 and certifications pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as Exhibit EX-32.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Global Income Fund, Inc.

March 11, 2011	By: /s/ Thomas B. Winmill
Thomas B. Winmill, President

Global Income Fund, Inc.

March 11, 2011	By: /s/ Thomas O’Malley
Thomas O’Malley, Chief Financial Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Global Income Fund, Inc.

March 11, 2011	By: /s/ Thomas B. Winmill
Thomas B. Winmill, President

Global Income Fund, Inc.

March 11, 2011	By: /s/ Thomas O’Malley
Thomas O’Malley, Chief Financial Officer